Filed with the Securities and Exchange Commission on February 28, 2019

Securities Act of 1933 File No. 333-42115

Investment Company Act of 1940 File No. 811-08549

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 40	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 41	[X]

(Check appropriate box or boxes.)

OAK ASSOCIATES FUNDS

(Exact Name of Registrant as Specified in Charter)

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333-8334

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (888) 462-5386

Charles A. Kiraly

c/o Oak Associates, ltd

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333-8334

(Name and Address of Agent for Service)

Copies to:

John M. Ford, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b)

[ ]	on (date) pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

About This Prospectus

Oak Associates Funds (the “Trust”) is a mutual fund family that offers shares in separate investment portfolios (the “Funds”). The Funds have individual investment goals and strategies. This Prospectus gives you important information about the Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

This Prospectus has been arranged into different sections so that you can easily review this important information.

WHITE OAK SELECT GROWTH FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.93%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	0.93%

*	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

2

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of established U.S. companies with large market capitalization (equity market capitalization of more than $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above-average growth potential at attractive prices. The Adviser’s investment process begins with a top-down analysis of sectors and industries that it believes have the best potential for long-term growth based on an overall analysis of the macroeconomic environment. It then searches for the most attractive opportunities within those areas, based on a qualitative and quantitative analysis. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund.

The Adviser purchases companies for the long-term, and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: Although the Fund is diversified, because the Fund may invest a significant portion of its assets in the sectors and industries which it believes hold the most growth potential, poor performance or adverse economic events affecting one or more of these overweighted sectors or industries could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

3

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
20.00%	-14.01%
6/30/2009	6/30/10

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the S&P 500® Total Return Index.

4

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-0.56%	9.30%	15.08%
Fund Returns After Taxes on Distributions*	-0.87%	9.03%	14.92%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	-0.09%	7.34%	12.80%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

The Fund’s inception date is 8/3/92.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

James D. Oelschlager, President of Oak Associates, ltd.

Portfolio Manager of the Fund since 1992.

Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2010.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 39 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PIN OAK EQUITY FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.95%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	0.95%

*	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$97	$303	$525	$1,166
6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of U.S. companies that the Adviser believes possess prospects for growth that are underappreciated by the market. The Adviser generally does not base stock selections on a company’s size, but rather on assessment of its fundamental outlook. As a result, the Fund may own stocks of smaller-capitalization companies. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund. The Adviser’s investment process begins with an analysis of the economy and various macroeconomic factors, followed by an evaluation of sectors and industries. It then focuses on the most attractive companies in these areas based on qualitative and quantitative factors. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries the Adviser believes offer the best risk-reward; this can result in significant differences in weightings between the Fund and its benchmark.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Investment Focus Risk: Although the Fund is diversified, because the Fund may invest a significant portion of its assets in the sectors and industries which it believes offer the best risk-reward, poor performance or adverse economic events affecting one or more of these overweighted sectors or industries could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

7

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

  REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

8

BEST QUARTER	WORST QUARTER
30.13%	-19.02%
6/30/2009	9/30/2011

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the Russell 3000® Total Return Index.

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-6.17%	7.99%	17.26%
Fund Returns After Taxes on Distributions*	-6.78%	7.41%	16.91%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	-3.18%	6.26%	14.79%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses, or taxes)	-5.24%	7.91%	13.18%

The Fund’s inception date is 8/3/92.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Manager

•	James D. Oelschlager, President of Oak Associates, ltd.

Portfolio Manager of the Fund since 2019.

•	Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 39 of this Prospectus or call 1-888-462-5386.

9

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ROCK OAK CORE GROWTH FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers and Expense Reimbursements*	(0.07%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%

*	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

10

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that you reinvest all dividends and distributions, and that the contractual fee waiver/expense reimbursement is in place for the first year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$127	$411	$717	$1,584

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of mid and large capitalization companies with equity market capitalizations of more than $5 billion that are selected for their growth potential and will generally hold between 25 and 50 common stocks. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”).

The Adviser utilizes a combined approach of “top-down” analysis and “bottom-up” stock selection. The “top-down” approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed. As part of its “bottom-up” stock selection, the Adviser then looks for individual companies with earnings growth potential that should, in the Adviser’s opinion, exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company’s specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark.

The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

11

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: Although the Fund is diversified, because the Fund may invest a significant portion of its assets in the sectors and industries which it believes hold the most growth potential, poor performance or adverse economic events affecting one or more of these overweighted sectors or industries could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

12

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
21.57%	-19.80%
6/30/2009	12/31/2018

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the S&P 500® Total Return Index.

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-2.15%	6.29%	13.00%
Fund Returns After Taxes on Distributions*	-2.28%	5.42%	11.97%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	-1.17%	4.83%	10.72%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

The Fund’s inception date is 12/31/04.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, Fund Returns After Taxes on Distributions and Sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.
13

Investment Adviser

Oak Associates, ltd.

Portfolio Manager

•	James D. Oelschlager, President of Oak Associates, ltd.

Portfolio Manager of the Fund since 2019.

•	Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2004.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 39 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RIVER OAK DISCOVERY FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.50%
Less Fee Waivers and Expense Reimbursements*	(0.15) %
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.35%

**	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that you reinvest all dividends and distributions, and that the contractual fee waiver/expense reimbursement is in place for the first year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$137	$459	$804	$1,778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”). The Fund will invest in small cap companies and, to a lesser extent, in larger companies. The Fund considers small cap companies to include any company that has less than a $3 billion market capitalization at the time of acquisition.

15

The Adviser utilizes a combined approach of “top-down” analysis and “bottom-up” stock selection. The “top-down” approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed. As part of its “bottom-up” stock selection, the Adviser then looks for individual companies with earnings growth potential that should exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company’s specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark.

The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among similar companies.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: Although the Fund is diversified, because the Fund may invest a significant portion of its assets in the sectors and industries which it believes hold the most growth potential, poor performance or adverse economic events affecting one or more of these overweighted sectors or industries could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

16

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
27.46%	-22.74%
6/30/2009	9/30/2011

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the Russell 2000® Growth Total Return Index.

17

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-13.86%	1.85%	11.07%
Fund Returns After Taxes on Distributions*	-16.77%	-0.31%	9.65%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	-5.89%	1.28%	9.10%
Russell 2000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	-9.31%	5.13%	13.52%

The Fund’s inception date is 6/30/05.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, Fund Returns After Taxes on Distributions and Sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Investment Adviser

Oak Associates, ltd.

Portfolio Manager

James D. Oelschlager, President of Oak Associates, ltd.
Portfolio Manager of the Fund since 2019.

Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2005.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 39 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

18

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RED OAK TECHNOLOGY SELECT FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.94%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	0.94%

*	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$96	$300	$520	$1,155
19

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies which produce, design, or market technology products or services; rely extensively on technology in their product development or operations; or which the Adviser expects to benefit from technological advances and improvements. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in technology companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics, but will regularly invest in these and other technology companies well in excess of this amount, as further described below. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund.

The Adviser identifies what it believes to be the most attractive areas within technology and then narrows its search to individual stocks. The Adviser generally does not base stock selections on a company’s size, but rather on the Adviser’s assessment of its fundamental outlook. As a result, the Fund may own stocks of smaller capitalization companies.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among technology companies.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Concentration Risk: Because the Fund may invest a significant portion of its assets in securities issued by companies operating directly in the “technology industry,” which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics (“Technology Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The prices of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some Technology Companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

20

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

21

BEST QUARTER	WORST QUARTER
24.84%	-13.63%
6/30/2009	12/31/2018

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the S&P 500® Equal Weight Information Technology Index.

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	1.59%	13.91%	20.56%
Fund Returns After Taxes on Distributions*	0.44%	12.94%	20.03%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	1.85%	11.08%	17.81%
S&P 500® Equal Weight Information Technology Index (reflects no deductions for fees, expenses or taxes)	-0.13%	14.56%	19.51%

The Fund’s inception date is 12/31/98.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Manager

•	James D. Oelschlager, President of Oak Associates, ltd.

Portfolio Manager of the Fund since 2019.

22

•	Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 48 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BLACK OAK EMERGING TECHNOLOGY FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.11%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	1.11%
23

**	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies that the Adviser considers to be well-positioned to become market leaders among “emerging” technology companies. Emerging technology companies are those that the Adviser believes have the potential to develop, or are expected to benefit from, new technology or significant improvements or enhancements to existing technology. Current examples of emerging technology companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and high-speed voice, video and data transfer combinations. The types of companies the Adviser considers to be emerging technology companies can be expected to change over time as developments in technology occur.

The Adviser’s investment process begins with a top-down analysis of economic conditions, sectors and industries that it considers to have the best potential for emerging technology to drive long-term growth. It then focuses in on the present or potential key performers in those areas based on a highly subjective analysis of individual companies’ fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally does not base stock selections on a company’s size, but rather on its assessment of a company’s fundamental prospects for growth. Nonetheless, the Fund tends to own stocks of small to medium capitalization companies and may own stocks of newer, less-established companies of any size. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”).

24

The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among emerging technology companies.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of emerging technology companies, as determined by the Adviser. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: Because the Fund may invest a significant portion of its assets in securities issued by companies conducting business in emerging technology industries, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect those industries. The prices of emerging technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some of the companies involved in emerging technology industries may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

25

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
28.10%	-23.84%
6/30/2009	9/30/2011

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the S&P 500® Equal Weight Information Technology Index.

26

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-5.05%	7.03%	14.10%
Fund Returns After Taxes on Distributions*	-7.29%	5.79%	13.44%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	-1.20%	5.50%	11.92%
S&P 500® Equal Weight Information Technology Index (reflects no deduction for fees, expenses, or taxes)	-0.13%	14.56%	19.51%

The Fund’s inception date is 12/29/00.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, Fund Returns After Taxes on Distributions and Sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Investment Adviser

Oak Associates, ltd.

Portfolio Manager

James D. Oelschlager, President of Oak Associates, ltd.
Portfolio Manager of the Fund since 2019.

Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2006.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 39 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

27

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

LIVE OAK HEALTH SCIENCES FUND SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.01%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	1.01%

*	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$103	$322	$558	$1,236
28

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. These “health science” companies include pharmaceutical firms, designers and manufacturers of medical equipment and supplies, operators of hospitals, other health-care services, and biotechnological researchers and developers. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies doing business in the health science industry, but will regularly invest in health science companies well in excess of this amount. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund, as further described below.

The Adviser identifies what it believes to be the most attractive areas within health science and then narrows its search to individual stocks, paying particular attention to companies who are well-positioned to take advantage of technological advances, innovative changes and demographic trends affecting the health science industry. The Adviser’s stock selection process is based on a quantitative and qualitative analysis of individual companies’ fundamentals such as valuation, earnings growth potential, competitive advantages and the quality of corporate management. The Fund generally invests in large and medium capitalization companies, but can invest in companies of any size.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of health science companies, as determined by the Adviser. This policy may be changed by the Fund upon 60 days' notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Concentration Risk: Because the Fund may invest a significant portion of its assets in securities issued by health science companies, the Fund is subject to legislative or regulatory changes, including governmental approval of certain products or services and changes in government policies towards parts of the health science industry, adverse market conditions and/or increased competition affecting this industry, and the risk of product liability and/or malpractice lawsuits. The prices of health science companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market, and rapid technological change and obsolescence of products. Some health science companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

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Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

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BEST QUARTER	WORST QUARTER
15.05%	-13.12%
6/30/2009	12/31/2018

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of the S&P 500® Health Care Index.

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-3.95%	7.03%	13.81%
Fund Returns After Taxes on Distributions*	-6.81%	4.66%	12.13%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	-0.06%	5.48%	11.54%
S&P 500® Health Care Index (reflects no deduction for fees, expenses, or taxes)	6.47%	11.12%	14.65%

The Fund’s inception date is 6/29/01.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Manager

•	James D. Oelschlager, President of Oak Associates, ltd.

Portfolio Manager of the Fund since 2019.

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•	Robert D. Stimpson, CFA, CMT

Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 39 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About Investment Strategies and Risks

Additional Investment Strategies

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments, such as short-term high quality debt instruments and money market funds, that would not ordinarily be consistent with the Fund’s objective. If a Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

This Prospectus describes the Funds’ principal investments and strategies, and the Funds will normally invest in the types of securities described in this Prospectus. However, in addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These non-principal investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ Statement of Additional Information (for information on how to obtain the Funds’ Statement of Additional Information, see the back cover of this Prospectus). Of course, we cannot guarantee that any Fund will achieve its investment objective.

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Principal Risk Information Common to the Funds

The following is a list of principal risks common to each of the Funds. The Funds’ Statement of Additional Information provides more information about the Funds, their principal risks and related potential returns. For information on how to obtain the Funds’ Statement of Additional Information, see the back cover of this Prospectus.

Concentration Risk (Red Oak Fund and Live Oak Fund): Because the assets of each Fund may be concentrated in an industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Depositary Receipts Risk (All Funds): The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Equity Securities Risk (All Funds): A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Foreign Securities Risk (All Funds): Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Growth Investing Risk (White Oak, Rock Oak, River Oak and Black Oak): The Fund is subject to the risk that growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.

Investment Focus Risk (White Oak Fund, Pin Oak Fund, Rock Oak Fund, River Oak Fund and Black Oak Fund): Because a Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

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Large Cap Risk (White Oak Fund, Pin Oak Fund, Rock Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund): Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk (All Funds): Each Fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor stock selections. Oak Associates, ltd., the Funds’ investment adviser, applies its own investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that they will produce the desired results. This risk may cause the Fund to underperform other funds with a similar investment objective.

Market Risk (All Funds): Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Mid Cap Risk (Pin Oak Fund, Rock Oak Fund, River Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund): Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Mid-sized companies may underperform larger companies, may be harder to sell at a favorable time and price, and may offer greater potential for losses.

REITs Risk (All Funds): REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk (Pin Oak Fund, River Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund): Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Information About Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. Certain portfolio holdings information for each Fund is available on the Funds’ website – www.oakfunds.com – by clicking the applicable link for each Fund in the “Fund Center” section of the home page. By following these links, you can obtain a complete list of portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. Information regarding each Fund’s portfolio holdings is available on the Funds’ website includes an alphabetical list of the securities owned by each Fund, but does not include the percentage of the Fund’s overall portfolio represented by a particular security. The portfolio holdings information on the Funds’ website is generally made available in the first week following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

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Investment Adviser

Oak Associates, ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as the investment adviser to the Funds (the “Adviser”). The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s respective investment program. The Board of Trustees of Oak Associates Funds (the “Trust”) supervises the Adviser and establishes policies for the Adviser to follow in its management activities. As of January 31, 2019, the Adviser had approximately $1.71 billion in assets under management.

For the fiscal year ended October 31, 2018, the Adviser received advisory fees (after any fee waivers or expense reimbursements) as a percentage of each Fund’s average daily net assets at the following annual rates:

White Oak Select Growth Fund	0.74%
Pin Oak Equity Fund	0.74%
Rock Oak Core Growth Fund	0.67%
River Oak Discovery Fund	0.75%
Red Oak Technology Select Fund	0.74%
Black Oak Emerging Technology Fund	0.74%
Live Oak Health Sciences Fund	0.74%

The Adviser has contractually agreed through February 28, 2020, to waive all or a portion of its fee for each of the Funds (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding interest, taxes, brokerage commissions and “Acquired Fund” fees and expenses, as applicable), expressed as a percentage of each Fund’s average daily net assets, as follows:

White Oak Select Growth Fund	1.25%
Pin Oak Equity Fund	1.25%
Rock Oak Core Growth Fund	1.25%
River Oak Discovery Fund	1.35%
Red Oak Technology Select Fund	1.35%
Black Oak Emerging Technology Fund	1.35%
Live Oak Health Sciences Fund	1.35%

A discussion regarding the basis for the Board’s approval of the continuation of the Funds’ investment advisory agreement is available in the Funds’ April 30, 2018, Semi-Annual Report to Shareholders.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

James D. Oelschlager has served as President of the Adviser and its predecessor since 1985. He serves as Co-Chief Investment Officer of the Adviser. He serves as a co-manager of each of the Funds and has managed the White Oak Select Growth Fund since its inception. Prior to founding the Adviser, Mr. Oelschlager served as Director of Pension Investments/Assistant Treasurer for the Firestone Tire & Rubber Company. He has more than 49 years of investment experience.

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Robert D. Stimpson, CFA, CMT, serves as Co-Chief Investment Officer of the Adviser. He serves as co-manager of each of the Funds. Prior to joining the Adviser in 2001, Mr. Stimpson earned an MBA from Emory University. Previously, Mr. Stimpson worked as an Equity Market Analyst for I.D.E.A., ltd and for Merrill Lynch as a Financial Consultant. He has more than 21 years of investment experience. In addition to the CFA designation, Mr. Stimpson holds the CMT charter from the Market Technicians Association.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds. Shares of the Funds are for individual and institutional investors.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail

•	Telephone

•	Wire

•	Electronic Transfer (Automated Clearing House (ACH))

•	Using our website at www.oakfunds.com

To purchase shares directly from the Funds through their transfer agent, complete and send in an application or visit the Funds’ website at www.oakfunds.com. If you need an application or have questions, please call 1-888-462-5386. Unless you arrange to pay by wire or through Electronic Transfer (ACH), write your check, payable in U.S. Dollars, to “Oak Associates Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, travelers’ checks, foreign checks, money orders, cashier checks or cash.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Market Timing Policies and Procedures.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Funds’ transfer agent receives your purchase order in proper form. “Proper form” means that a Fund was provided a complete and signed account application, including the investor’s social security number, tax identification number, and other identification required by law or regulation.

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Each Fund calculates its NAV once each Business Day as of the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time. In order for you to receive the current Business Day’s NAV, the Funds’ transfer agent must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Buying or Selling Shares Through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through your account with your broker or financial intermediary. For the reasons discussed herein, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Financial intermediaries may designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary, or its authorized designee, accepts the order. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending on the nature and terms of the financial intermediaries’ particular platform. Additionally, investors purchasing “clean shares” from a broker or other financial intermediary may be required to pay a commission in connection with such purchase. Such investors should consult with their financial intermediary regarding any commissions and other fess and expenses of the shares being purchased.

Certain financial intermediaries are authorized agents of the Funds for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as “Authorized Intermediaries”) on a Fund’s behalf. Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds’ transfer agent in accordance with the Funds’ procedures and applicable law. In order for you to receive the current Business Day’s NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Funds. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Funds’ transfer agent receives the order from the intermediary.

How the Funds Calculate NAV

The NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Funds’ Board of Trustees. The Board of Trustees has delegated responsibility for pricing and fair valuation determinations for portfolio securities to the Adviser, subject to oversight by the Board of Trustees. Subject to its oversight, the Adviser may delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Pricing and Valuation Committee (“Committee”), in accordance with policies and procedures established by the Board of Trustees and subject to oversight of the Board. The Adviser and the administrator have established and maintain policies and procedures reasonably designed to ensure that their pricing and valuation policies and procedures conform to the requirements of the Funds’ Pricing and Valuation Procedures. Some of the more common reasons that may necessitate that a security be valued using Pricing and Valuation Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The Committee’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Committee assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by a Fund, the Committee may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Committee may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

Minimum Purchases

To purchase shares for the first time, you must invest at least $2,000 in any Fund ($1,000 with a monthly Automatic Investment Plan). Your subsequent investments in any Fund must be made in amounts of at least $25 per Fund. Subsequent purchases can be made by mail or if you have an established bank of record you can make your purchase by telephone at 1-888-462-5386 or via the Funds’ website at www.oakfunds.com.

Automatic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of any Fund automatically through regular electronic deductions from your bank account via Electronic Transfer (ACH). These purchases can be made monthly and quarterly in amounts of at least $25 per Fund.

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How to Sell Your Fund Shares

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds by mail, telephone at 1-888-462-5386 or via the Funds’ website at www.oakfunds.com. For redemptions requested online there is a maximum redemption amount of $50,000.

For redemption requests over $50,000 or at the discretion of the Funds, a Medallion Signature Guarantee or additional identity authentication verification measures may be required. You may obtain a Medallion Signature Guarantee from most banks or securities dealers, but not a notary public. The recognized medallion programs include Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). A Medallion Signature Guarantee is for the protection of shareholders as it helps prevent fraud. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Funds’ transfer agent receives your request in proper form.

Automatic Withdrawal Plan

Under the plan you may arrange monthly, quarterly or annual automatic withdrawals of at least $25 per Fund if withdrawn directly by mail or telephone at 1-888-462-5386, up to a maximum of $100,000 per Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your bank account via Electronic Transfer (ACH) once you have established banking instructions with the Funds.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account, sent to you by check or sent via Electronic Transfer (ACH) to your bank account once you have established banking instructions with the Funds. If you are selling shares that were recently purchased by check or through Electronic Transfer (ACH), redemption proceeds may not be available until your check has cleared or the Electronic Transfer (ACH) transaction has been completed (which may take up to 10 days from your date of purchase).

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions in Kind

The Funds generally will pay proceeds from the redemption of your shares in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would be subject to federal income tax on the amount by which the fair market value of the securities distributed to you exceeds the basis of the shares redeemed. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them and you would have to pay transaction costs, including taxes on the gain, if any, to sell the securities distributed to you.

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Involuntary Redemptions and Low Balance Account Fees

If your account balance drops below $2,000 for any reason, including market fluctuation, a Fund may redeem your shares or charge a $15 annual fee for each shareholder account below $2,000. The Fund will provide you at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares or the assessment of the low balance account fee.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or during other emergency circumstances, each as permitted by the U.S. Securities and Exchange Commission (SEC). More information about this is in the Statement of Additional Information.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting the Funds’ transfer agent directly by mail or telephone at 1-888-462-5386, or via the Funds’ website at www.oakfunds.com.

You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check or through Electronic Transfer (ACH), you may not be able to exchange your shares until your check has cleared or the Electronic Transfer (ACH) transaction has been completed (which may take up to 5 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policies and Procedures.”

When you exchange shares, you are really selling your shares and buying shares of a different Fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Further, the exchange is taxable as if you sold your shares. See “Taxation of the Funds” for more information about the federal income tax consequences of selling your shares in a Fund.

Telephone/Internet Transactions

Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone or web instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone or via the web, you will generally bear the risk of any loss. Transactions will be restricted until your identity is verified and the Funds receive payment for your purchase. Please refer to “Other Policies” below for additional information about customer identification and verification.

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Other Policies

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Market Timing Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments in order to have cash on hand to satisfy redemption requests, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund each invest in small and/or mid cap securities that often may trade in lower volumes, changes to the Funds’ holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Trust’s Board of Trustees. For purposes of applying these policies, the Funds’ service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds’ policies and procedures by the use of multiple accounts.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing, on a continuous basis, recent trading activity in order to identify trading activity that may be contrary to this market timing policy. The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the shareholder’s trading history in the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders except for purchases and redemptions made through the Funds’ Automatic Investment/Withdrawal Plans, as described in this Prospectus.

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The Funds’ ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Funds may not have direct access to the underlying shareholder account information. However, the Funds and/or their service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Funds and/or their service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds. Transactions placed by shareholders through financial intermediaries in violation of the Funds’ excessive trading policy may be cancelled or the shares purchased may be redeemed by the Funds. Despite these efforts, however, the Funds and their service providers may not be able to detect or prevent all instances of short-term trading in the Funds, and, as a result, frequent trading could adversely affect the Funds and their long-term shareholders as discussed herein. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary’s policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

IRA Maintenance Fee

The Funds make available certain types of IRAs and education savings accounts for investment. There is an annual IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the custodian on a per-account basis. You may qualify for a waiver of the annual $10.00 fee by maintaining any of the following: a) an active Automatic Investment Plan within your account, b) a combined balance of $10,000 or greater across all accounts held with Oak Associates Funds under your social security number, or c) an election to receive your statements via electronic delivery.

Customer Identification and Verification

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account directly with the Fund through written application or by completing an application online.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

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Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s next determined NAV.

However, the Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds (generally, 3 Business Days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Householding

In order to reduce expenses, the Funds deliver one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding). If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-888-462-5386 to change the status of your existing account.

Dividends and Distributions

Each Fund distributes its net investment income annually and each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Each Fund’s dividends and other distributions are taxable to you (excluding tax-exempt investors or retirement plans) whether received in cash or reinvested in additional shares of such Fund. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

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Taxation of the Funds

The tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers; and, therefore, should not be considered as tax advice or relied on by a shareholder or prospective investor.

General

The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Funds will not be subject to federal income tax on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions set forth in the Code, one of which is to distribute to a Fund’s shareholders substantially all of such Fund’s income and gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gains tax rate for “qualified dividend income” and ordinary tax rates for all other distributions, except those treated as a return of capital or as substitute dividends with respect to dividends paid on securities lent out by the Funds. In addition, dividends paid on securities lent out by the Funds may not qualify for the dividends received deduction and certain qualified REIT dividends may be eligible for a deduction for non-corporate shareholders.

Distributions

The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before a Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If a Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Funds’ distribution schedule before you invest.

Ordinary Income

Net investment income (other than qualified dividends), including distributions of income from securities lending and short-term capital gains (based on a Fund’s holding period) that are distributed to you, are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains tax rate. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

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Net Capital Gains

Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares

It is a taxable event for you if you sell shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by a shareholder with respect to such shares.

Return of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000, if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000, if married and filing separately).

Cost Basis Reporting

A shareholder is responsible for tracking the tax basis and holding periods of the shareholders shares in a Fund for federal income tax purposes. However, mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

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State and Local Income Taxes

This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders

Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices

You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some of the important federal income tax considerations of taxable U.S. Shareholders that may affect an investment in a Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a taxable U.S. shareholder or prospective investor. This general summary does not apply to Non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Funds’ SAI. All prospective investors and shareholders are urged and advised to consult their own tax advisor regarding the effects of an investment in a Fund on their particular tax situation.

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Financial Highlights

The table that follows presents performance information about each Fund. The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Funds’ financial statements, which have been audited by Cohen & Company, Ltd., the Trust’s Independent Registered Public Accounting Firm. Cohen & Company, Ltd.’s report, along with each Fund’s financial statements and related notes, appears in the annual report that accompanies the Funds’ Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-462-5386.

For a share outstanding throughout each year

	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Realized and Unrealized Gain (Loss) in Securities	Total From Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Year	Total Return(b)	Net Assets End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
White Oak Select Growth Fund
For the year ended October 31, 2018	$82.36	$0.58	$7.18	$7.76	$(0.57)	$—(c)	$(0.57)	$89.55	9.46%	$318,037	0.93%	0.63%	0.93%	14%
For the year ended October 31, 2017	67.44	0.65	15.00	15.65	(0.73)	—	(0.73)	82.36	23.36%	285,658	0.98%	0.86%	0.98%	13%
For the year ended October 31, 2016	65.21	0.66	1.99	2.65	(0.42)	—	(0.42)	67.44	4.07%	248,433	1.06%	1.03%	1.06%	14%
For the year ended October 31, 2015	60.34	0.94	4.90	5.84	(0.97)	—	(0.97)	65.21	9.84%	257,652	1.06%	1.52%	1.06%	9%
For the year ended October 31, 2014	53.66	0.35	6.57	6.92	(0.24)	—	(0.24)	60.34	12.94%	256,221	1.10%	0.61%	1.10%	1%

Pin Oak Equity Fund
For the year ended October 31, 2018	$63.72	$0.59	$3.05	$3.64	$(0.37)	$(0.81)	$(1.18)	$66.18	5.75%	$260,859	0.95%	0.87%	0.95%	12%
For the year ended October 31, 2017	53.35	0.40	11.15	11.55	(0.36)	(0.82)	(1.18)	63.72	21.86%	222,085	0.98%	0.66%	0.98%	8%
For the year ended October 31, 2016	52.45	0.43	2.38	2.81	(0.40)	(1.51)	(1.91)	53.35	5.54%	109,928	1.08%	0.86%	1.08%	10%
For the year ended October 31, 2015	49.76	0.54	2.77	3.31	(0.53)	(0.09)	(0.62)	52.45	6.76%	98,976	1.10%	1.09%	1.10%	15%
For the year ended October 31, 2014	43.07	0.30	6.67	6.97	(0.28)	—	(0.28)	49.76	16.25%	94,316	1.13%	0.64%	1.13%	5%

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	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Realized and Unrealized Gain (Loss) in Securities	Total From Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Year	Total Return(b)	Net Assets End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Rock Oak Core Growth Fund
For the year ended October 31, 2018	$16.07	$0.01	$1.86	$1.87	$(0.01)	$(0.91)	$(0.92)	$17.02	12.15%	$20,365	1.25%	0.08%	1.32%	14%
For the year ended October 31, 2017	12.74	0.03	3.40	3.43	(0.10)	—	(0.10)	16.07	27.02%	9,183	1.25%	0.20%	1.51%	31%
For the year ended October 31, 2016	12.64	0.18	0.31	0.49	(0.10)	(0.29)	(0.39)	12.74	3.98%	7,395	1.25%	0.48%	1.65%	11%
For the year ended October 31, 2015	14.21	—(c)	(0.54)	(0.54)	(0.04)	(0.99)	(1.03)	12.64	(4.04%)	7,807	1.25%	0.03%	1.52%	32%
For the year ended October 31, 2014	15.04	0.05	2.06	2.11	(0.06)	(2.88)	(2.94)	14.21	15.89%	8,491	1.25%	0.33%	1.58%	29%

River Oak Discovery Fund
For the year ended October 31, 2018	$17.42	$(0.08)	$(0.54)	$(0.62)	$—	$(0.92)	$(0.92)	$15.88	(3.82%)	$12,950	1.35%	(0.46%)	1.50%	43%
For the year ended October 31, 2017	14.21	(0.10)	3.31	3.21	—	—	—	17.42	22.59%	14,427	1.35%	(0.63%)	1.41%	43%
For the year ended October 31, 2016	13.76	(0.06)	0.53	(0.47)	(0.02)	—	(0.02)	14.21	3.39%	12,322	1.35%	(0.40%)	1.51%	21%
For the year ended October 31, 2015	17.72	(0.04)	(0.13)	(0.17)	—	(3.79)	(3.79)	13.76	(1.27%)	12,582	1.35%	(0.28%)	1.45%	17%
For the year ended October 31, 2014	17.70	(0.13)	1.59	1.46	—	(1.44)	(1.44)	17.72	8.69%	13,915	1.35%	(0.71%)	1.48%	96%

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

(c)	Less than $0.005 per share.

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For a share outstanding throughout each year

	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Realized and Unrealized Gain (Loss) in Securities	Total From Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Year	Total Return(b)	Net Assets End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Red Oak Technology Select Fund
For the year ended October 31, 2018	$25.78	$0.10	$2.72	$2.82	$(0.10)	$(1.60)	$(1.70)	$26.90	11.56%	$544,203	0.94%	0.38%	0.94%	9%
For the year ended October 31, 2017	19.27	0.09	6.71	6.80	(0.08)	(0.21)	(0.29)	25.78	35.76%	486,295	0.97%	0.38%	0.97%	16%
For the year ended October 31, 2016	17.17	0.20	2.62	2.82	(0.19)	(0.53)	(0.72)	19.27	17.14%	189,064	1.09%	1.17%	1.09%	6%
For the year ended October 31, 2015	16.22	0.20	0.91	1.11	(0.16)	—	(0.16)	17.17	6.91%	131,001	1.11%	1.19%	1.11%	4%
For the year ended October 31, 2014	13.74	0.06	2.48	2.54	(0.06)	—	(0.06)	16.22	18.54%	142,273	1.15%	0.41%	1.15%	7%

Black Oak Emerging Technology Fund
For the year ended October 31, 2018	$5.28	$(0.01)	$0.42	$0.41	$—	$(0.39)	$(0.39)	$5.30	8.12%	$36,753	1.11%	(0.27%)	1.11%	19%
For the year ended October 31, 2017	4.53	(0.01)	0.94	0.93	—(c)	(0.18)	(0.18)	5.28	21.16%	37,267	1.17%	(0.22%)	1.17%	39%
For the year ended October 31, 2016	4.26	0.01	0.39	0.40	—	(0.13)	(0.13)	4.53	9.59%	32,894	1.28%	0.22%	1.28%	35%
For the year ended October 31, 2015	4.25	(0.03)	0.04	0.01	—	—	—	4.26	0.24%	32,298	1.25%	(0.61%)	1.25%	17%
For the year ended October 31, 2014	3.58	(0.01)	0.68	0.67	—	—	—	4.25	18.72%	34,139	1.31%	(0.32%)	1.31%	41%

Live Oak Health Sciences Fund
For the year ended October 31, 2018	$19.98	$0.13	$1.35	$1.48	$(0.09)	$(1.16)	$(1.25)	$20.21	7.68%	$65,717	1.01%	0.65%	1.01%	23%
For the year ended October 31, 2017	17.93	0.10	2.33	2.43	(0.10)	(0.28)	(0.38)	19.98	13.78%	64,747	1.02%	0.50%	1.02%	14%
For the year ended October 31, 2016	21.65	0.11	(0.33)	(0.22)	(0.67)	(2.83)	(3.50)	17.93	(1.85%)	56,059	1.11%	0.59%	1.11%	14%
For the year ended October 31, 2015	22.25	0.14	1.51	1.65	(0.13)	(2.12)	(2.25)	21.65	8.02%	53,172	1.08%	0.62%	1.08%	28%
For the year ended October 31, 2014	18.83	0.13	4.11	4.24	(0.13)	(0.69)	(0.82)	22.25	23.36%	50,248	1.12%	0.64%	1.12%	15%

(a)	Per share calculations were performed using average shares for the period.

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(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

(c)	Less than $0.005 per share.

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Oak Associates Funds

Investment Adviser Oak Associates, ltd.	Independent Registered Public Accounting Firm Cohen & Company, Ltd.

Distributor Ultimus Fund Distributors, LLC	Legal Counsel Pepper Hamilton LLP

More information about Oak Associates Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI includes detailed information about Oak Associates Funds. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports

These reports contain information from the Funds’ portfolio managers about strategies, and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain more information about the Funds’ holdings and detailed financial information about the Funds.

For shareholder inquiries or to obtain an SAI, Annual or Semi-Annual Report without charge, or more information:

By Telephone: Call 1-888-462-5386

By Mail:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight Delivery Only:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

By Internet: www.oakfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Oak Associates Funds, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Oak Associates Funds’ Investment Company Act registration number is 811-08549.

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Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

•	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);

•	Information about the transactions in your accounts;

•	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and

•	Information we receive about you as a result of your inquiries by mail, email and telephone.

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

•	So that we may complete transactions you authorize or request; and

•	So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call
1-888-462-5386

OAK ASSOCIATES FUNDS

52

STATEMENT OF ADDITIONAL INFORMATION

Oak Associates Funds

February 28, 2019

Investment Adviser:

Oak Associates, ltd.

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectus dated February 28, 2019. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

White Oak Select Growth Fund	WOGSX
Pin Oak Equity Fund	POGSX
Rock Oak Core Growth Fund	RCKSX
River Oak Discovery Fund	RIVSX
Red Oak Technology Select Fund	ROGSX
Black Oak Emerging Technology Fund	BOGSX
Live Oak Health Sciences Fund	LOGSX

This SAI is incorporated by reference into the Trust’s prospectus. The financial statements with respect to each Fund for the fiscal year ended October 31, 2018, including notes thereto and the report of Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, are herein incorporated by reference. A copy of the Oak Associates Funds 2018 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling toll-free 1-888-462-5386.

TABLE OF CONTENTS

THE TRUST	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	1
DESCRIPTION OF PERMITTED INVESTMENTS	7
INVESTMENT LIMITATIONS	14
THE ADVISER	19
THE PORTFOLIO MANAGERS	21
THE ADMINISTRATOR	22
THE DISTRIBUTOR	23
THE TRANSFER AGENT	23
THE CUSTODIAN	24
INDEPENDENT Registered Public Accounting Firm	24
LEGAL COUNSEL	24
TRUSTEES AND OFFICERS OF THE TRUST	26
PURCHASING AND REDEEMING SHARES	32
DETERMINATION OF NET ASSET VALUE	32
TAXATION OF THE FUNDS	33
FUND TRANSACTIONS	43
Portfolio Holdings	46
DESCRIPTION OF SHARES	47
SHAREHOLDER LIABILITY	47
LIMITATION OF TRUSTEES’ LIABILITY	48
CODE OF ETHICS	48
Proxy Voting	48
5% AND 25% SHAREHOLDERS	48
FINANCIAL STATEMENTS	51
appendix a – description of ratings	A-1
APPENDIX b – proxy voting policies and procedures	B-1

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series (“Funds”) of units of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each Fund is treated as a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses for existing shareholders, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets.

History of the White Oak Select Growth and Pin Oak Equity Funds. The White Oak Select Growth Fund is a successor to the Advisors’ Inner Circle Fund White Oak Growth Stock Fund (“AIC White Oak Fund”). The Pin Oak Equity Fund is a successor to the Advisors’ Inner Circle Fund Pin Oak Aggressive Stock Fund (“AIC Pin Oak Fund”). The AIC White Oak Fund and the AIC Pin Oak Fund were managed by Oak Associates, ltd. (the “Adviser” or “Oak”) using the same investment objective, strategies, policies and restrictions as those used by their respective successor Funds. Each of the AIC White Oak Fund’s and the AIC Pin Oak Fund’s date of inception was August 3, 1992. Each of the AIC White Oak Fund and the AIC Pin Oak Fund were reorganized into the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund, respectively, on February 27, 1998. All of the assets and liabilities of each AIC Fund were transferred to its successor in connection with the successor Fund’s commencement of operations on February 27, 1998. The White Oak Growth Stock Fund changed its name to the White Oak Select Growth Fund in February 2005. The Pin Oak Aggressive Stock Fund changed its name to the Pin Oak Equity Fund in June 2010.

Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds’ respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

White Oak Select Growth Fund. The White Oak Select Growth Fund (the “White Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As a principal investment strategy, the White Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of established U.S. companies with large market capitalization (equity market capitalization more than $5 billion). The White Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and American Depositary Receipts (“ADRs”).

As non-principal investment strategies and consistent with its investment objective, the White Oak Fund may to a lesser extent: invest in securities of small to medium capitalization issuers (equity market capitalization less than $5 billion), other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including exchange-traded funds (“ETFs”); enter into financial futures contracts (including index futures contracts); lend its securities; and sell securities short “against the box.” The Fund may also invest in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Pin Oak Equity Fund. The Pin Oak Equity Fund (the “Pin Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As a principal investment strategy, the Pin Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of large, established U.S. companies and small and medium-capitalization U.S. companies that the Adviser believes have above average growth potential. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Pin Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Pin Oak Fund may, to a lesser extent, invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs; enter into financial futures contracts (including index futures contracts); lend its securities; and sell securities short “against the box.” The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Rock Oak Core Growth Fund. The Rock Oak Core Growth Fund (the “Rock Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As a principal investment strategy, the Fund invests primarily in common stocks of mid and large capitalization companies with equity market capitalizations of more than $5 billion that are selected for their perceived growth potential and will generally hold between 25 and 50 common stocks. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent: invest in securities issuers with equity market capitalizations of less than $5 billion, other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs; enter into financial futures contracts (including index futures contracts); lend its securities; and sell securities short. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

River Oak Discovery Fund. The River Oak Discovery Fund (the “River Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs. The Fund will invest in small-cap companies and, to a lesser extent, in larger companies. For purposes of this policy, the Fund defines small-cap companies to include any company that has less than a $3 billion market capitalization at the time of acquisition.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent: invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities); common stocks of micro-capitalization issuers and shares of investment companies, including ETFs; enter into financial futures contracts (including index futures contracts); lend its securities; and sell securities short. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund’s investments in money market instruments may represent 100% of the Fund’s assets.

Red Oak Technology Select Fund. The Red Oak Technology Select Fund (the “Red Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund’s objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As a principal investment strategy, the Fund will be as fully invested as practicable (under normal market conditions) in common stocks of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by technology related products and services. The Red Oak Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in companies operating directly in the “technology industry,” which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics (“Technology Companies”). The Fund may invest in Technology Companies without regard to a company’s market capitalization. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Red Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of issuers operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Red Oak Fund may to a lesser extent: invest in securities of other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities); enter into financial futures contracts (including index futures contracts); lend its securities; and sell securities short “against the box.” The Fund may invest in ETFs. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Black Oak Emerging Technology Fund. The Black Oak Emerging Technology Fund (the “Black Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund’s objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As a principal investment strategy, the Fund will be as fully invested as practicable (under normal market conditions) in common stocks of emerging technology issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in the “emerging” (or fastest growing) segments of the technology sector (“Emerging Technology Companies”). The Fund may invest in Emerging Technology Companies without regard to a company’s market capitalization. Emerging Technology Companies operate in industries that the Adviser believes have the potential to develop or are expected to benefit from new technology or significant improvements or enhancements to existing technology. Current examples of Emerging Technology Companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, security, software, semi-conductors, wireless and other communications technology, and combinations of high-speed voice, video and data transfer. There is, however, no guarantee that these types of companies will be the focus of future Fund investments given the speed of technological development. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Black Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Black Oak Fund may to a lesser extent: invest in securities of other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, ADRs, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs; purchase put and call options and write covered call options on fixed income and equity securities; enter into financial futures contracts (including index futures contracts); purchase options on futures contracts; lend its securities; and sell securities short. While the Fund has no current intention to invest in initial public offerings (“IPOs”), and investing in IPOs is not part of the Fund’s principal investment strategy, the Fund may buy certain securities through IPOs if the Adviser believes such securities are consistent with the Fund’s investment policies. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Live Oak Health Sciences Fund. The Live Oak Health Sciences Fund (the “Live Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As a principal investment strategy, the Live Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of “health sciences” issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields (“Health Sciences Companies”). The Live Oak Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in companies doing business in the “health sciences” sector, which generally consists of companies engaged in the research, development, sale, supply and manufacture of various health science products, services and processes. Current examples of Health Sciences Companies include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics, health care facilities); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); genetics (gene synthesis and therapy, engineering, hybridoma and recombinant DNA techniques, monoclonal antibodies); biotechnology/chemicals (enzyme/peptide synthesis, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); equipment (low temperature storage, microimaging systems, biohazard containment); and industrial applications (biochips, fermentation, enhanced mineral recovery). The Fund will purchase securities in Health Sciences Companies that the Adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Live Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Health Sciences Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Live Oak Fund may to a lesser extent: invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs; purchase put and call options and write covered call options on fixed income and equity securities; enter into financial futures contracts (including index futures contracts); purchase options on futures contracts; lend its securities; and sell securities short. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Portfolio Turnover Rate. Portfolio Turnover rate is defined under U.S. Securities and Exchange Commission (“SEC”) rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds’ two most recently completed fiscal years ended October 31, 2017 and 2018, the portfolio turnover rates for each of the Funds were as follows:

	Portfolio Turnover Rate
Fund	2017	2018
White Oak Fund	13%	14%
Pin Oak Fund	8%	12%
Rock Oak Fund	31%	14%
River Oak Fund	43%	43%
Red Oak Fund	16%	9%
Black Oak Fund	39%	19%
Live Oak Fund	14%	23%

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the Prospectus and the “Additional Information About Investment Objectives and Policies” section of this SAI and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective, permitted by the Fund’s stated investment policies and determined to be appropriate by the Funds’ Adviser. Unless otherwise noted, the following investments are non-principal investments of the Funds.

American Depositary Receipts (ADRs). ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

Borrowing. The Funds may borrow money, but have no current intention to do so. Each Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and the Fund will seek to repay such borrowings promptly.

As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. Each Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities. As part of their principal investment strategies, the Funds invest in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, ADRs, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. The Funds also may purchase equity securities traded outside of the United States on registered exchanges or over-the counter market. Equity securities are described in more detail below:

•	Common Stock. As part of their principal investment strategies, the Funds invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	ADRs. ADRs are described in detail on page 7 of this SAI.

•	REITs. REITs are described in detail on page 11 of this SAI.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. As part of their principal investment strategies, the Pin Oak Fund, Red Oak Fund, River Oak Fund, Black Oak Fund and Live Oak Fund invest in small and medium capitalization issuers. The Rock Oak Fund may invest in medium capitalization issuers as part of its principal investment strategy. Investing in equity securities of small and medium capitalization companies, and particularly micro-cap companies in regards to the River Oak Fund, often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies, in particular, micro-cap companies, are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by the Funds may be volatile, and the price movements of the Funds’ shares will reflect that volatility. In the case of the River Oak Fund, when purchasing and selling securities of micro capitalization companies, the Fund may only be able to deal with a few market-makers.

Exchange Traded Funds (ETFs). Shares of ETFs may be purchased by the Funds. An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index. ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted. Because ETFs bear various fees and expenses, the Funds would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Investment Company Securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Under certain conditions, the Funds may invest in other investment companies, including money market funds, in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Securities. The Funds may invest in foreign securities as part of their respective investment strategies. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

Money Market Securities. Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s Financial Services, LLC (“Standard & Poor’s”) or Moody’s Investors Service, Inc., (“Moody’s”) or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (iv) repurchase agreements involving such securities; and (v) shares of registered money market mutual funds. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Each Fund may also invest in the securities of money market mutual funds. Money market mutual funds are registered investment companies under the 1940 Act and such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. As part of its securities lending program, a Fund may also invest in the securities of unregistered private liquidity funds that operate to similar limitations. Please note that in addition to the advisory and operational fees a Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, a Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Real Estate Investment Trusts (REITs). Each Fund may invest in equity interests and/or debt obligations issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes or geographic regions, such as the southeastern United States, or both. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITs may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency, and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.

Furthermore, for tax reasons, a REIT may impose limits on how much of its securities any one investor may own. These ownership limitations (also called “excess share provisions”) may be based on ownership of securities by multiple funds and accounts managed by the same investment adviser and typically result in adverse consequences (such as automatic divesture of voting and dividend rights for shares that exceed the excess share provision) to investors who exceed the limit. A REIT’s excess share provision may result in a Fund being unable to purchase (or otherwise obtain economic exposure to) the desired amounts of certain REITs. In some circumstances, a Fund may seek and obtain a waiver from a REIT to exceed the REIT’s ownership limitations without being subject to the adverse consequences of exceeding such limit were a waiver not obtained, provided that the Fund complies with the provisions of the waiver.

U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%.

Securities Lending. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

The White Oak, Pin Oak and Red Oak Funds may not:

1.	Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund’s total assets. This limitation does not apply to the Red Oak Fund.

2.	Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

3.	Acquire more than 10% of the voting securities of any one issuer.

4.	Invest in companies for the purpose of exercising control.

5.	Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund’s total assets, all borrowings shall be repaid before the Fund makes additional investments. The term “senior security” shall not include any temporary borrowings that do not exceed 5% of the value of the Fund’s total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8.	Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short “against the box.”

9.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

10.	Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

Additionally, the Red Oak Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Black Oak and Live Oak Funds may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and with respect to the Live Oak Fund only (iii) investments in companies doing business in the health sciences industry.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Rock Oak and River Oak Funds may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The 1940 Act requires the Funds to maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s, except for the Rock Oak and River Oak Funds’, current investment policy on lending is stated above. The Rock Oak and River Oak Funds’ current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund, except for the Rock Oak Fund and the River Oak Fund, has adopted a fundamental policy that prohibits the Fund from direct investment in real estate. The Rock Oak Fund and the River Oak Fund have adopted a fundamental policy that would permit direct investment in real estate. However, the Rock Oak Fund’s and the River Oak Fund’s current investment policy with respect to investment in real estate is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Non-Fundamental Policies

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval:

1.	The Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

2.	The White Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

3.	The Pin Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

4.	The Red Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

5.	The Black Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

6.	The Live Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of health sciences companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

The Black Oak Fund and Live Oak Fund may not:

1.	Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2.	Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

3.	Purchase securities while its borrowing exceeds 5% of its total assets.

Except with respect to the Funds’ policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the Funds’ limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

To meet federal tax requirements for qualification as a “regulated investment company,” at the close of each quarter of its taxable year, each Fund will (a) limit its investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund’s total assets; and (b) with respect to 50% of its total assets, limit its investment in the securities of any issuer to 5% of the Fund’s total assets and will not purchase more than 10% of the outstanding voting securities of any one issuer.

THE ADVISER

General. Oak Associates, ltd. makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Oak was formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship he founded in 1985. Mr. Oelschlager owns a controlling interest in the Adviser. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. As of January 31, 2019, the Adviser had discretionary management authority with respect to approximately $1.71 billion of assets under management.

Advisory Agreement with the Trust. The Adviser serves as the investment adviser for each Fund under an investment advisory agreement with the Trust (the “Advisory Agreement”). The continuance of the Advisory Agreement must for each Fund be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Investment Management Personnel of the Adviser. Mr. James D. Oelschlager has served as President and Chief Investment Officer of the Adviser and its predecessor since 1985, and became Co-Chief Investment Officer in 2014. He serves as a co-manager of each Fund and has managed the White Oak Select Growth Fund and its predecessor fund since its inception. Prior to founding the Adviser, Mr. Oelschlager served as Director of Investment Management of Firestone Tire and Rubber. He has more than 49 years of investment experience.

Mr. Robert D. Stimpson, CFA became Co-Chief Investment Officer of the Adviser in 2019. He serves as co-manager of each Fund and has managed the Rock Oak Fund and River Oak Fund since inception. He joined the Adviser as an Equity Research Analyst in 2001. Prior to joining the Adviser, Mr. Stimpson earned an MBA from Emory University. From 1997 to 1999, Mr. Stimpson worked as an Equity Market Analyst for I.D.E.A., ltd. From 1995 to 1997, he worked for Merrill Lynch as a Financial Consultant. He has more than 21 years of investment experience. In addition to the CFA designation, Mr. Stimpson holds the CMT charter from the Market Technicians Association.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets of each Fund (except for the River Oak Fund). For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the River Oak Fund. The Adviser has contractually agreed for a period of one year from the date of the Funds’ prospectus to waive all or a portion of its fee for each of the Funds (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses, as applicable), expressed as a percentage of each Fund’s average daily net assets, as follows:

Fund	Expense Cap
White Oak Fund	1.25%
Pin Oak Fund	1.25%
Rock Oak Fund	1.25%
River Oak Fund	1.35%
Red Oak Fund	1.35%
Black Oak Fund	1.35%
Live Oak Fund	1.35%

The expense limitation agreement between the Adviser and the Trust (the “Agreement”) will continue in effect with respect to all Funds until February 28, 2020 and thereafter will automatically continue in effect with respect to each Fund for successive one (1) year periods unless otherwise terminated with respect to such Fund in accordance with the Agreement. Either party may elect not to renew the Agreement with respect to one or more Funds for a successive one (1) year period by providing the other party not less than sixty (60) days’ prior written notice (measured from the commencement of a successive one year period) of such election. Notwithstanding the foregoing, the Agreement may be terminated by either party, without payment of any penalty, upon sixty (60) days’ prior written notice to the other party; provided that, in the case of termination by the Adviser, such action shall be authorized by the Trust’s Board of Trustees, including a majority of its independent Trustees.

The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2016, 2017 and 2018, the Funds paid the Adviser the following advisory fees:

	Fees Paid			Fees Waived
Fund	2016	2017	2018	2016	2017	2018
White Oak Fund	$1,855,566	$2,023,272	$2,330,733	None	None	None
Pin Oak Fund	$750,661	$1,496,775	$1,771,950	None	None	None
Rock Oak Fund	$53,739	$62,202	$108,422	$28,988	$21,659	$10,982
River Oak Fund	$111,296	$124,518	$127,359	$20,076	$7,896	$21,180
Red Oak Fund	$1,055,634	$2,960,189	$3,922,429	None	None	None
Black Oak Fund	$229,901	$265,449	$290,965	None	None	None
Live Oak Fund	$409,336	$484,413	$476,208	None	None	None

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds. Except for James D. Oelschlager, a Fund’s portfolio manager’s compensation consists of a base salary and a discretionary quarterly bonus, each of which is paid in cash. A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment. The discretionary quarterly bonus is determined by senior management of the Adviser based on the Adviser’s profitability and various subjective factors deemed appropriate by management. The compensation of James D. Oelschlager, who is President, Co-Chief Investment Officer and Founder of the Adviser, is based solely on the profitability of the Adviser.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds they manage as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Fund	Dollar Range of Fund Shares*
James D. Oelschlager	White Oak Fund	Over $1,000,000
	Pin Oak Fund	Over $1,000,000
	Rock Oak Fund	Over $1,000,000
	River Oak Fund	Over $1,000,000
	Red Oak Fund	Over $1,000,000
	Black Oak Fund	Over $1,000,000
	Live Oak Fund	Over $1,000,000

Name	Fund	Dollar Range of Fund Shares*
Robert D. Stimpson	White Oak Fund	$10,001 - $50,000
	Pin Oak Fund	$10,001 - $50,000
	Rock Oak Fund	Over $100,000
	River Oak Fund	Over $100,000
	Red Oak Fund	$50,001 - $100,000
	Black Oak Fund	Over $100,000
	Live Oak Fund	$50,001 - $100,000

*	Valuation date with respect to all Funds is January 31, 2019

Other Accounts*. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of January 31, 2019.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James D. Oelschlager	0	0	0	0	93	$710.0M
Robert D. Stimpson	2	$67.5M	0	0	98	$711.2M

*	Certain accounts are co-managed.

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other, particularly in instances where the other account may pay the Adviser a performance-based fee. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. Effective August 28, 2017, Ultimus Fund Solutions, LLC (the “Administrator”) became the administrator of the Funds. The Administrator has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Prior to August 28, 2017, ALPS Fund Services, Inc. (the “Prior Administrator”) served as administrator to the Trust.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated August 11, 2017, (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting, fund accounting services, including calculating the Funds’ daily net asset value, and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 60 days’ prior written notice to the other party.

Administration Fees Paid to the Administrator and Prior Administrator. For the fiscal years ended October 31, 2016, 2017 and 2018, the Trust paid to the Administrator or the Prior Administrator for its services as administrator and shareholder servicing agent for each Fund, the following amounts:

	Fees Paid
Fund	2016	2017	2018
White Oak Fund	$186,034	$157,070	$140,725
Pin Oak Fund	$76,985	$114,314	$107,299
Rock Oak Fund	$7,474	$4,817	$6,607
River Oak Fund	$11,523	$7,960	$6,333
Red Oak Fund	$106,921	$225,094	$237,854
Black Oak Fund	$25,148	$20,559	$17,634
Live Oak Fund	$42,919	$37,397	$28,836

THE DISTRIBUTOR

The Trust and Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement dated August 11, 2017 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. The Distributor agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. For the distribution services provided under the Distribution Agreement, the Trust or the Adviser shall pay the Distributor an annual fee of $18,000 for the first seven funds in the Trust and $5,000 for each Fund after the seventh fund in the Trust. The Distributor has its principal business offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency services agreement with the Trust. The Transfer Agent has its principal business offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

THE CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as the custodian of the Trust. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., (“Cohen”), located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

SECURITIES LENDING

The Trustees have approved the Funds’ participation in a securities lending program. Under the securities lending program, U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds (“Securities Lending Agent”).

For the fiscal year ended October 31, 2018, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds pursuant to a securities lending agreement between the Funds and U.S. Bank are shown in the following table:

Fund	Gross Income from Securities Lending Activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/compensation	Net income from securities lending activities
Black Oak Emerging Technology Fund	$186,309.23	$7,987.82	$2,799.12	$0	$0	$151,362.63	$0	$162,149.57	$24,159.66
Live Oak Health Sciences Fund	$187,638.65	$5,491.99	$2,967.27	$0	$0	$162,607.31	$0	$171,066.57	$16,572.08
Pin Oak Equity Fund	$724,348.74	$21,160.90	$11,308.46	$0	$0	$628,115.75	$0	$660,585.11	$63,763.63
Red Oak Technology Fund	$1,234,881.58	$35,339.61	$19,503.42	$0	$0	$1,073,819.83	$0	$1,128,662.86	$106,218.72
River Oak Discovery Fund	$51,914.61	$4,899.61	$671.08	$0	$0	$31,551.00	$0	$37,121.69	$14,792.92
Rock Oak Core Growth Fund	$60,960.69	$2,498.27	$862.87	$0	$0	$50,004.67	$0	$53,365.81	$7,594.88
White Oak Select Growth Fund	$548,664.72	$15,728.83	$8,486.70	$0	$0	$477,172.46	$0	$501,387.99	$47,276.73

For the fiscal year ended October 31, 2018, the Securities Lending Agent provided services to the Funds in connection with securities lending activities. The services provided include the following: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Fund(s); (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) daily monitoring of the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiation of loan terms with borrowers; (v) selecting the securities to be loaned subject to guidelines or restrictions provided by the Fund; (vi) recordkeeping and account servicing; (vii) arranging the return of loaned securities to the Fund at loan termination.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust, including providing individuals to serve as officers of the Trust. The Trustees oversee the actions of the Adviser and the Funds’ other service providers, and review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds. In all cases the role of the Board, the Board’s Committees and the individual Trustees is one of general oversight and not management of the day-to-day affairs of the Trust.

Like all mutual funds, the Funds are subject to a number of risks, including operational, investment and compliance risks. Management of risk is performed by the third party service providers to the Trust, whose services are overseen by the Board. Under the general oversight of the Board, the Trust, the Adviser and the other service providers have adopted policies, procedures and controls to address these risks. The Board receives and reviews information from the Adviser, the other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions. The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period. The Board also receives quarterly service level reports from Ultimus Fund Services, LLC to assist it in overseeing operational risk.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Board is chaired by James D. Oelschlager, President of the Adviser and an “interested” Trustee. J. John Canon, who is not an “interested person” of the Trust (as that term is defined in the 1940 Act) (an “Independent Trustee”), serves as the Lead Independent Trustee. As such, Mr. Canon serves as the primary liaison between the Independent Trustees and the Board and the Trust’s service providers, participates in the development of agendas for Board meetings and chairs executive sessions of the Independent Trustees, as well as performs such additional tasks as are requested by the Independent Trustees. As part of its annual self-evaluation, the Board reviews its Committee structure and membership. The Board believes that its current structure is appropriate based on the size of the Board, the number of Funds overseen by the Trustees and the nature of the Trust’s business.

BOARD MEMBERS. Set forth below are the names, dates of birth, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. The business address of each Trustee is Oak Associates Funds Board of Trustees, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

INTERESTED TRUSTEES

•	JAMES D. OELSCHLAGER (Born 1942) - Trustee* (since 2000) - Managing Member, President, CIO and Founder of Oak Associates, Ltd. since 1985. Co-CIO of Oak Associates, ltd. since October 2014. Assistant Treasurer and Director of Investment Management of Firestone Tire and Rubber, 1969-1985.

•	JOHN G. STIMPSON (Born 1942) – Trustee* (since 2000) - Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988-1993. Director of International Equity Sales, and Equity Sales Manager, Salomon Brothers (New York), 1985-1986. Director, London Office, Salomon Brothers International (London, England), 1976-1985. Vice President of Institutional Equity, Salomon Brothers (Cleveland, Ohio), 1972-1976. Institutional Equity RR, duPont Glore Forgan (investment banking), 1968-1972.

INDEPENDENT TRUSTEES

•	J. JOHN CANON (Born 1935) - Trustee (since 2000) - Retired. Member of Board, Proconex (process control equipment), 1985-2007. President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975-1999. Application, Engineering and Sales, Fisher Controls Company (manufacturing of control valves), 1961-1974 and Carrier Corporation (manufacturing of air conditioning, heating and refrigeration), 1957-1961.

•	PAULINE F. RAMIG, Ph.D. (Born 1940) - Trustee (since 2007) - Financial Planning Practitioner, Ramig Financial Planning since 1991.

•	MICHAEL R. SHADE (Born 1948) - Trustee (since 2007) - Attorney at Law; Partner, Shade & Shade since December, 1979.

•	DAVID J. GRUBER (Born 1963) – Trustee (since 2019) - Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016. Mr. Gruber also holds other directorships such as Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair, 2018 to present; Independent Trustee for Asset Management Fund (5 Funds), Chairman of the Board, 2018 to present, Audit Committee and Valuation Committee member, 2015 to present; Independent Trustee, Audit Committee Chair, of Monteagle Funds (6 Funds), 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012.

*	Messrs. Oelschlager and Stimpson are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

As of the date of this SAI, the Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information, in addition to the Trustees’ combined contribution to the Board, that led to this conclusion. The summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

J. John Canon has served as a Trustee of the Trust since its inception in 2000, and has long-standing familiarity with the Funds and the Adviser. He has served as the Lead Independent Trustee and Audit Committee Chair since 2017 and has been a member of the Audit Committee since 2000. He is also a member of the Nominating Committee. Mr. Canon has business experience and governance experience from serving as President and Chairman of the Board of a technology firm for information management. The Board of Trustees has determined that Mr. Canon is an audit committee financial expert as such terms is defined by Item 3 of Form N-CSR.

James D. Oelschlager has served as a Trustee of the Trust since its inception in 2000. Mr. Oelschlager has knowledge and experience in business matters and the financial services industry from serving as the Managing Member, President, Chief Investment Officer and Founder of the Adviser. Effective October 2014, Mr. Oelschlager is Co-Chief Investment Officer of the Adviser. He has been portfolio manager of White Oak Select Growth Fund since its inception in 1992, serving as co-manager since 2010. Mr. Oelschlager served as the Director of Investment Management of a large manufacturing organization prior to founding the Adviser in 1985.

Pauline F. Ramig, Ph.D. has served as a Trustee of the Trust since 2007. Ms. Ramig has business experience and knowledge of the financial services industry from serving as a Certified Financial Planner since 1991. Ms. Ramig is a member of the Audit Committee and, since 2017, serves as the Chair of the Nominating Committee. Previously, Ms. Ramig was a Manager at BP America where she was responsible for price risk management activity of its equity production portfolio, including the use of options and futures. Ms. Ramig holds B.A. and M.A. degrees in Mathematics from the University of Nebraska and the University of Louisville, respectively, and a Ph.D. in Probability and Statistics from Case Western Reserve University, where she also served as an Assistant Professor of Mathematics and Statistics.

Michael R. Shade has served as a Trustee of the Trust since 2007 and serves on the Trust’s Audit and Nominating Committees. Mr. Shade has experience with various business, legal and regulatory issues from serving as an attorney and partner in the law firm of Shade & Shade since 1979.

John G. Stimpson has served as a Trustee of the Trust since its inception in 2000. Mr. Stimpson has knowledge and experience in business matters and the financial services industry from serving as Director and Vice President of an investment bank. In addition, Mr. Stimpson has governance experience from serving on the Board of Directors of Morgan Stanley Trust Company. He has long-standing familiarity with the Adviser, for which his son Robert D. Stimpson has served as a portfolio manager since 2004 and as an equity research analyst since 2001.

David J. Gruber has served as a Trustee of the Trust since 2019. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair, a member of the Audit Committee and Financial Expert for the Fifth Third Funds from 2003 to 2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is the Chairman of the Board and an Independent Trustee for Asset Management Funds, and has been an Audit Committee and Valuation Committee member from 2015 to present. Mr. Gruber is also Independent Trustee, Audit Committee Chair, of Monteagle Funds from 2015 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber is a Board member for the State Teachers Retirement System of Ohio, from 2018 to present. Mr. Gruber was President and Chief Executive Officer of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

•	AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed entirely of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accountants and whether to terminate this relationship; reviewing the independent registered public accountants’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accountants to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accountant and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accountants’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accountants that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountants and the Trust’s senior internal accounting executive, if any, the independent registered public accountants’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accountants, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Mr. Canon serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

•	NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed entirely of the Independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating Committee meets periodically, as necessary, and met one time in the most recently completed fiscal year.

Non-Board Committees. In addition to the Committees described above that have been established by the Board, there is also a Fair Valuation Committee of the Adviser, which is subject to oversight by the Board. In accordance with the valuation procedures adopted by the Board, the Fair Valuation Committee makes determinations as to whether market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Fair Valuation Committee, or a subgroup thereof, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. The Fair Valuation Committee meets only when necessary.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME	DOLLAR RANGE OF FUND SHARES (FUND)*	AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
INTERESTED TRUSTEES
Oelschlager	White Oak – Over $100,000 Pin Oak - Over $100,000 Red Oak - Over $100,000 Live Oak - Over $100,000 Black Oak - Over $100,000 Rock Oak - Over $100,000 River Oak - Over $100,000	Over $100,000
Stimpson	White Oak - $10,001 - $50,000 Pin Oak - $10,001 - $50,000 Red Oak - $10,001 - $50,000 Live Oak - $0 Black Oak - $10,001 - $50,000 Rock Oak - Over $100,000 River Oak - Over $100,000	Over $100,000

INDEPENDENT TRUSTEES
Canon	White Oak – $50,001 - $100,000 Pin Oak - Over $100,000 Red Oak - Over $100,000 Live Oak - $10,001 - $50,000 Black Oak - $50,000 - $100,000 Rock Oak - $10,001 - $50,000 River Oak - $10,001 - $50,000	Over $100,000
Gruber**	None	None
Ramig	White Oak - $1 - $10,000 Pin Oak - $1 - $10,000 Red Oak - $1 - $10,000 Live Oak - $1 - $10,000 Black Oak $1 - $10,000 Rock Oak - $1 - $10,000 River Oak - $1 - $10,000	$10,001-$50,000
Shade

White Oak - $50,001 - $100,000

Pin Oak - $50,001 - $100,000

Red Oak - $50,001 - $100,000

Live Oak - $50,001 - $100,000

Black Oak - $10,001 - $50,000

Rock Oak - $10,001 - $50,000

River Oak - $10,001 - $50,000

Over $100,000

*	Valuation date is December 31, 2018.
**	Mr. Gruber was elected to the Board of Trustees on February 11, 2019.

AGGREGATE TRUSTEE AND OFFICER FUND OWNERSHIP. As of February 14, 2019, officers and Trustees of the Trust, in the aggregate, owned the following percentages of each Fund’s outstanding voting shares: White Oak 2.68%; Pin Oak 5.41%; Rock Oak 24.54%; River Oak 66.43%; Red Oak 1.97%; Black Oak 22.70%; and Live Oak 16.84%.

BOARD COMPENSATION. The Trust paid the following fees to its Trustees during its most recently completed fiscal year.

NAME	AGGREGATE COMPENSATION	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX*
INTERESTED TRUSTEES
Oelschlager	$0	$0	$0	$0
Stimpson	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Canon	$62,666	$0	$0	$62,666
Ramig	$47,500	$0	$0	$47,500
Shade	$47,500	$0	$0	$47,500
Gruber**	N/A	N/A	N/A	N/A

*	The Trust is the only investment company in the “Fund Complex.”
**	Mr. Gruber was elected to the Board of Trustees on February 11, 2019.

Trust Officers. The officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. None of the officers receive compensation from the Trust for their services.

•	CHARLES A. KIRALY (Born 1969) – President since July 2014 – 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Director of Mutual Fund Operations at Oak Associates, ltd. Since July 2014. Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.

•	ZACHARY P. RICHMOND* (Born 1980) – Treasurer effective April 2019 - Vice President and Director of Financial Administration since 2019; Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014)

•	BRYAN W. ASHMUS* (Born 1973) – Treasurer since August 2017 - Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC since 2015. Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) from September 2013 to December 2015. Vice President, Fund Administration, Citi Fund Services Ohio, Inc. from May 2005 to September 2013.

•	MARGARET L. BALLINGER (Born 1953) - Chief Compliance Officer since February 9, 2015 – 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Chief Compliance Officer since December 17, 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.

•	Maggie Bull* (Born 1965) – Secretary since February 2018 – Senior Attorney, Ultimus Fund Solutions, LLC (since June 2017); Legal Counsel, Meeder Investment Management, (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016)

*	These officers of the Trust also serve as officers to one or more mutual funds for which Ultimus Fund Solutions, LLC or its affiliates act as administrator or distributor.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur charges and other expenses (including taxes) on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the transfer agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. Each Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees. In complying with the 1940 Act, the Trust follows guidance provided by the SEC and by its staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Investments in unregistered private liquidity funds operating to similar limitations as money market mutual funds are valued at the applicable net asset value as determined by those funds each business day. Investments in repurchase agreements are generally valued at par each business day. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Registered Investment Companies. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”).

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXATION OF THE FUNDS

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds a Fund’s shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding a Fund’s shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of a Fund’s shares by the partnership.

The summary assumes that shareholders will hold a Fund’s shares as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (ii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

On December 22, 2017, new tax legislation was enacted which includes significant changes in tax rates restrictions on miscellaneous itemized deductions changes to the dividends received deduction restrictions on the deduction of interest and the international operations of domestic businesses. Certain changes have sunset provisions which are important to note. Because the tax legislation is recently enacted additional guidance is forthcoming, there is still uncertainty in how the legislation will affect each Fund's investments and shareholders and whether such legislation could have an adverse effect on each Fund's investments or the taxation of the shareholders of each Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify each year for, taxation as a regulated investment company (“RIC”) under Subchapter M of the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

Under recent legislation, the transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017, unless the transferor provides certain certifications. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its “net capital gain” (i.e., the excess of its net long-term capital gain over its net short-term capital loss. If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the Diversification Requirement described above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation at a flat tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income which may be eligible for the long-term capital gains tax rates for qualified dividend income passed through to a non-corporate shareholder and the dividends-received deduction for corporate shareholders. The long-term capital gains rate is 20% for non-corporate shareholders with taxable income in excess of $425,800 ($479,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If a Fund fails to qualify as a RIC for a period of greater than two taxable years, such Fund generally would be required to recognize any net built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. Capital gains arising in subsequent years are offset by carried forward capital losses, and are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

WASH SALES. A Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Noncorporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs if holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. Application of the PFIC rules, among other things, may affect the amount, character, and timing of gain or loss recognized. For instance, if a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon, even if such Fund timely distributes the PFIC income as a taxable dividend to its shareholders. A Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. Under proposed regulations, a PFIC is required to distribute income in order for the income to constitute Qualifying Income. Accordingly, each Fund’s ability to invest in PFICs may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in PFICs in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.

A Fund may be able to mitigate these adverse tax consequences by electing to treat a PFIC as a “qualified electing fund” (“QEF”) or by making a “mark-to-market” election. To the extent a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, regardless of whether the PFIC makes an actual distribution to the Fund. As a result of a QEF election, recognition of income may be accelerated (without the concurrent receipt of cash). Further, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax. In most instances it will be very difficult to make this election because of certain requirements in making the election, including, but not limited to, it may not be possible to obtain information required to make the election.

Alternatively, a Fund may elect to “mark-to-market” its stock in any PFIC as though the Fund had sold and repurchased its holding in such PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Pursuant to the election, a Fund may deduct the losses, if any, only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The “mark-to-market” election may cause the Fund to be required to recognize taxable income or gain without the concurrent receipt of cash.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by a Fund if the Fund shares are loaned pursuant to a securities lending agreement.

DISTRIBUTIONS. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return, except in cases of certain tax-exempt shareholders. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether the shareholders receive them in case or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the long-term capital gains tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains rate is 20% for non-corporate shareholders with taxable income in excess of $425,800 ($479,000 if married and filing jointly), 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction with respect to a Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

A 3.8% Medicare contribution tax applies to net investment income (excluding tax-exempt interest) including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of net tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (applicable as described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), such distribution will be subject to withholding at the highest applicable U.S. tax rate {currently 37% in the case of individuals and 21 % in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax, reporting and requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and on capital gains dividends provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs).

Distributions from a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations”) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholders to file a federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Pursuant to the Foreign Account Tax Compliance Act (“FATCA), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutional including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of a Fund that you redeem, your financial intermediary or a Fund (if a shareholder holds the shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of a Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out, Specific Lot Identification (SLID) or High Cost, First Out). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

If a shareholder is a corporation and has not instructed a Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2016, 2017 and 2018, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2016	2017	2018
White Oak Fund	$17,387	$32,847	$43,850
Rock Oak Fund	$2,011	$2,543	$7,278
Pin Oak Fund	$24,737	$71,009[1]	$78,179
River Oak Fund	$9,912	$14,199	$14,369
Red Oak Fund	$29,453	$176,282 [2]	$48,093
Black Oak Fund	$22,840	$31,015	$17,625
Live Oak Fund	$10,068	$8,604	$13,749

[1]	For the Pin Oak Fund, the material difference between brokerage commissions paid in the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2016 can be attributed to a significant increase of shareholder inflows during the 2017 fiscal year.

[2]	For the Red Oak Fund, the material difference between brokerage commissions paid in the fiscal year ended October 31, 2017 and the fiscal years ended October 31, 2018 and October 31, 2016 can be attributed to a significant increase of shareholder inflows during the 2017 fiscal year.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust’s most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
White Oak Fund	$38,329.65	$78,078,142.43
Rock Oak Fund	$4,215.14	$9,247,947.19
Pin Oak Fund	$72,726.91	$79,205,264.32
River Oak Fund	$7,193.39	$7,038,391.45
Red Oak Fund	$36,837.18	$84,222,247.17
Black Oak Fund	$14,563.04	$15,609,634.98
Live Oak Fund	$13,373.15	$26,865,504.53

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2016, 2017 and 2018, the Funds did not effect any brokerage transactions in their portfolio securities with an affiliated broker.

Securities of "Regular Broker-Dealers." The Funds are required to identify any securities of their "regular broker-dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2018, the White Oak Fund held securities valued at $1,853,340 of JPMorgan Chase & Company.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Trust’s President to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The President reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Funds’ most recent Annual and Semi-Annual reports are also available, free of charge, on the Fund’s website at www.oakfunds.com by clicking on the “Forms & Information” tab on the top of the page.

In addition, certain portfolio holdings information for each Fund is available on the Funds’ website – www.oakfunds.com – by clicking the applicable link for each Fund in the “Our Funds” section of the home page. By following these links, you can obtain a complete list of portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. The portfolio holdings information available on the Funds’ website includes an alphabetical list of the securities owned by each Fund, but does not include the percentage of the Fund’s overall portfolio represented by a particular security. The portfolio holdings information on the Funds’ website is generally made available in the first week following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

The information on the Funds’ website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policies and procedures provide that the President may authorize disclosure of portfolio holdings information to these parties at differing times and/or with different lag times to these third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

Currently, the Funds do not have arrangements to provide additional disclosure of portfolio holdings information to third party consultants.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or any recipient of a Fund’s portfolio holdings information.

The Funds’ service providers, such as the Adviser, Custodian, Distributor, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on a Fund’s non-public information. Financial printers, proxy voting service providers, the independent registered public accounting firm and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in IPOs or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. The Funds’ proxy voting records for the most recent 12-month period ended June 30th are available upon request by calling 1-888-462-5386 or by writing to the Funds at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. 46707, Cincinnati, Ohio 45246-0707. The Funds’ most current Form N-PX filing is also available on the SEC’s website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of February 14, 2019, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund’s shares. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.

White Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS /TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	20.04%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	16.56%

Pin Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	34.59%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	9.76%
TD INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	7.14%

Rock Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	25.65%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	13.56%
VANITA B OELSCHLAGER TRUST U/A DTD 03/27/1990 1000 WOODHAVEN BLVD AKRON OH 44333-1067	12.97%
JAMES D OELSCHLAGER TRUST U/A DTD 07/26/04 1000 WOODHAVEN BLVD AKRON OH 44333-1067	5.22%

River Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
JAMES D OELSCHLAGER TRUST/JAMES D OELSCHLAGER TTEE U/A DTD 07/26/04 1000 WOODHAVEN BLVD AKRON, OH 44333-1067	30.34%
VANITA B OELSCHLAGER TRUST U/A DTD 03/27/1990 1000 WOODHAVEN BLVD AKRON OH 44333-1067	9.42%
OAK CLINIC MS OPERATIONS 3875 EMBASSY PKWY STE 250 AKRON OH 44333-8355	6.22%

Red Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	38.22%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	25.18%
TD INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	7.66%

Black Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
JAMES D OELSCHLAGER TRUST U/A DTD 07/26/04 1000 WOODHAVEN BLVD AKRON OH 44333-1067	8.26%
VANITA B OELSCHLAGER TRUST U/A DTD 03/27/1990 1000 WOODHAVEN BLVD AKRON OH 44333-1067	6.98%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	6.92%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	6.76%

Live Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	25.51%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	9.91%

The Trust believes that most of the shares referred to above were held by those intermediaries indicated in accounts for their beneficial, agency or custodial customers.

FINANCIAL STATEMENTS

The financial statements of the Trust for the fiscal year ended October 31, 2018, have been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, and have been incorporated by reference in reliance upon the report of Cohen & Company, Ltd. and upon the authority of said firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor's issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. This designation indicates that default is a real possibility.

“RD” – Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. “D” – Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

APPENDIX B

Proxy Voting Policies and Procedures

Oak Associates, ltd.

Proxy voting is an important right of clients. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporations in whose securities we invest.

PROXY VOTING PROCEDURES

1.	Oak Associates, ltd. votes proxies with respect to the client securities where expressly given authority in writing.

2.	Oak Associates, ltd. has retained proxy agent Institutional Shareholder Services (ISS) to assist in voting proxies with respect to client securities. Oak’s Chief Compliance Officer (“CCO”) manages the relationship with ISS and ensures that all proxies are properly voted and appropriate records are being retained.

3.	ISS will retain the following information in connection with each proxy vote:

•	The issuer’s name;
•	The security’s ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	The number of shares that Oak voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or a security-holder;
•	Whether Oak cast a vote;
•	How Oak cast its vote (for the proposal, against the proposal, or abstain); and
•	Whether Oak cast its vote with or against management.

4.	The CCO and the applicable Portfolio Manager are responsible for identifying possible conflicts of interest that exist between the interests of Oak and its clients prior to the time Oak casts its vote. This examination includes a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

5.	ISS also maintains policies and practices that are designed to neutralize and guard against conflicts of interest that could arise between the issuer of the proxy and ISS or ISS’ affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.

6.	On a weekly basis, Oak will send a file to ISS, indicating the list of securities, shares held and accounts to which shares correspond.

7.	Oak receives automated alerts from ISS on a weekly basis, which serves as notification of ballots to be reviewed and voted.

8.	Oak reviews the recommendation of ISS and submits votes to ISS electronically.

9.	Oak performs a reconciliation of ballots voted and ballots held to ensure that votes are not missed.

B-1

SECURITY LENDING

1.	Oak Associates is Advisor to the Oak Associates Funds, which participates in a Security Lending Program that is administered by US Bank. The Funds maintain a separate Security Lending Policy. (See Funds Compliance Manual, Security Lending, Section 49)

2.	In advance of each proxy meeting, the record date determines how many shares a beneficial owner may vote. The bank then transmits a daily file to ISS identifying shares currently on loan including notification of how many shares may be voted. Only shares that are not on loan as of that date may be voted.

3.	Oak may determine that a material vote would be necessary and has the option to vote all shares of a particular security by requesting a recall of those shares two weeks in advance of the record date.

4.	These procedures have no impact on the ballot decisions a Portfolio Manager makes when voting proxies.

STATEMENT OF POLICY

1.	The CCO delegates decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

2.	Proxies are generally voted according to recommendations made by ISS Governance Services. The Analyst or Portfolio Manager may decide to vote proxies in a manner that differs from an ISS recommendation if such recommendation is deemed not to be in the best interest of the client.

3.	A Portfolio Manager or Research Analyst, as applicable, deviating from ISS recommendations must provide the CCO with a written explanation of the reason for the deviation.

4.	Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any potential or actual conflict of interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances. Portfolio Managers and the CCO with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decision with respect to that proxy

DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part 2A that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Oak’s Form ADV disclosures will be amended whenever these procedures and policies are updated.

B-2

RECORDKEEPING

The CCO has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping procedures include the following:

•	Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•	Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

ANNUAL AND ONGOING REVIEW

The CCO will review on an annual basis the adequacy of the firm’s proxy voting policies and procedures. The CCO will conduct periodic due diligence over the proxy service provider’s practices.

B-3

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Agreement and Declaration of Trust of Oak Associates Funds (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (b)(1) of the Registrant’s initial Registration Statement on Form N-1A (File No. 333-42115) as filed with the U.S. Securities and Exchange Commission (“SEC”) via EDGAR Accession No. 0001047469-97-007587 on December 12, 1997.

(b)	Registrant’s Amended By-Laws are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001082416-00-000066 on September 15, 2000.

(c)	Instruments Defining Rights of Security Holders. See Article 3, “Shares” and Article 5, “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also Section 2, “Shareholders” of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement dated February 27, 1998, amended and restated as of February 27, 2013 between the Registrant and Oak Associates, ltd., is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001193125-13-084496 on February 28, 2013.

(d)(2)	Contractual Fee Waiver Agreement dated February 28, 2008 between the Registrant and Oak Associates, ltd., with respect to the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Select Fund and Live Oak Health Sciences Fund, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001135428-08-000096 on February 28, 2008.

(e)	Distribution Agreement dated August 11, 2017, between the Registrant and Ultimus Fund Distributors, LLC is filed herewith is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-18-002964 on February 28, 2018.

(f)	Not Applicable.

(g)(1)	Custodian Agreement dated February 27, 1998, between the Registrant and CoreStates Bank N.A. (now, Wachovia Bank, National Association) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001047469-98-045338 on December 29, 1998.

(g)(2)	Amendment and Assignment of the Registrant’s Custody Agreement dated August 16, 2006, between Wachovia Bank, National Association and U.S. Bank National Association is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001135428-07-000056 on February 27, 2007.

(h)	Master Services Agreement dated August 11, 2017, between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-18-002964 on February 28, 2018.

(i)	None.

(j)	Consent of independent registered public accounting firm, Cohen & Company, Ltd., is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Registrant’s revised Code of Ethics effective May 11, 2016 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-17-002346 on February 24, 2017.

(p)(2)	Adviser’s revised Code of Ethics dated January 2018 is filed herewith as Exhibit (p)(2).

(p)(3)	Ultimus Fund Distributors LLC’s Code of Ethics dated September 30, 2016 (last updated February 1, 2018) is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-18-002964 on February 28, 2018.

(q) (1)	Powers of Attorney for James D. Oelschlager, John G. Stimpson, J. John Canon, Pauline F. Ramig and Michael R. Shade dated February 12, 2018, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-18-002964 on February 28, 2018.
(q)(2)	Power of Attorney for Dave J. Gruber dated February 21, 2019, is filed herewith as Exhibit (q)(2).

Item 29.	Persons Controlled by or Under Common Control with the Registrant:

Not applicable.

Item 30.	Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of Investment Adviser:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Oak Associates, ltd.

Oak Associates, ltd. is the investment adviser for the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund. The principal address of Oak Associates, ltd. is 3875 Embassy Parkway, Akron, OH 44333.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
James D. Oelschlager Chief Investment Officer, President and Owner	Oak Air, ltd. Cedar Partners, Ltd. Oak Lodge, LLC Oak Clinic	Partner Partner Partner Director
Vanita Oelschlager Limited Partner	Oak Air, ltd. Oak Lodge, LLC Oak Clinic	Partner Partner Director

Item 32.	Principal Underwriters:

(a)	The Distributor also acts as the principal underwriter for the following other registered investment companies:

AlphaMark Investment Trust	The Investment House Funds
Capitol Series Trust	Papp Investment Trust
Caldwell & Orkin Funds, Inc.	Piedmont Investment Trust
Centaur Mutual Funds	Peachtree Alternative Strategies Fund
CM Advisors Family of Funds	Schwartz Investment Trust
Conestoga Funds	FSI Low Beta Absolute Return Fund
Chesapeake Investment Trust	Unified Series Trust
The Cutler Trust	Wilshire Mutual Funds Inc.
Eubel Brady & Suttman Mutual Fund Trust	Ultimus Managers Trust
The First Western Funds Trust	Williamsburg Investment Trust
Hussman Investment Trust	Wilshire Variable Insurance Trust
Wilshire Mutual Funds Inc.	Valued Advisers Trust

(b)

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	Assistant Vice President
Douglas K. Jones	Vice President	None
Kurt B. Krebs	Vice President	None
Steven F. Nienhaus	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant’s Custodian:

U.S. Bank National Association

425 Walnut Street

Cincinnati, OH 45202

(b) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator:

Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

(c) With respect to Rules 31a-1 (b)(5); (6); (9); (10); and 31a-1 (f), the required books and records are maintained at the offices of the Registrant’s Adviser:

Oak Associates, ltd.

3875 Embassy Parkway

Suite 250

Akron, OH 44333-8334

Item 34.	Management Services: Not Applicable.

Item 35.	Undertakings: None.

NOTICE

A copy of the Agreement and Declaration of Trust for the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio on the 28th day of February 2019.

OAK ASSOCIATES FUNDS

By:	/s/ Charles A. Kiraly
Charles A. Kiraly, President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

/s/ James D. Oelschlager*	Trustee	February 28, 2019
James D. Oelschlager

/s/John G. Stimpson*	Trustee	February 28, 2019
John G. Stimpson

/s/J. John Canon*	Trustee	February 28, 2019
J. John Canon

/s/Pauline F. Ramig*	Trustee	February 28, 2019
Pauline F. Ramig

/s/Michael R. Shade*	Trustee	February 28, 2019
Michael R. Shade

/s/David J. Gruber*	Trustee	February 28, 2019
David J. Gruber

/s/Charles A. Kiraly	President	February 28, 2019
Charles A. Kiraly

/s/Bryan W. Ashmus	Treasurer & Principal Financial Officer	February 28, 2019
Bryan W. Ashmus

*By:	/s/Charles A. Kiraly
Charles A. Kiraly
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NUMBERS WITH DESCRIPTION

28(j)	Consent of Independent Registered Public Accounting Firm

(q)	Power of Attorney for Dave J. Gruber dated February 21, 2019